United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: April 1, 2025

(Date of Earliest Event Reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130
(Address of principal executive offices)

(858) 284-5000
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	O	New York Stock Exchange
1.125% Notes due 2027	O27A	New York Stock Exchange
1.875% Notes due 2027	O27B	New York Stock Exchange
5.000% Notes due 2029	O29B	New York Stock Exchange
1.625% Notes due 2030	O30	New York Stock Exchange
4.875% Notes due 2030	O30B	New York Stock Exchange
5.750% Notes due 2031	O31A	New York Stock Exchange
1.750% Notes due 2033	O33A	New York Stock Exchange
5.125% Notes due 2034	O34	New York Stock Exchange
6.000% Notes due 2039	O39	New York Stock Exchange
5.250% Notes due 2041	O41	New York Stock Exchange
2.500% Notes due 2042	O42	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On April 1, 2025, Realty Income Corporation (the “Company,” “Realty Income,” “our,” “us” or “we,” which terms include, unless otherwise expressly stated or the context otherwise requires, its consolidated subsidiaries) provided certain updates with respect to its capital raising, liquidity matters and certain revolving credit facility recast matters, as set forth below.

Unless as otherwise indicated or the context otherwise requires, for purposes of the following disclosures, (a) references to our “revolving credit facility” and similar references mean our $4.25 billion unsecured revolving credit facility (excluding a $1.0 billion expansion option, which is subject to obtaining lender commitments and other customary conditions) and references to our “commercial paper programs” and similar references mean, collectively, our $1.5 billion U.S. Dollar-denominated unsecured commercial paper program and our $1.5 billion Euro-denominated unsecured commercial paper program; (b) references to our “clients” mean our tenants, (c) references to “GBP,” “Sterling” and “£” are to the lawful currency of the United Kingdom; and (d) references to “Euro” and “€” are to the lawful currency of the European Union. For purposes of determining the aggregate amount of borrowings outstanding under our revolving credit facility as of any specified date, borrowings denominated in GBP and Euros are translated into U.S. dollars using the applicable currency exchange rates as in effect from time to time.

Liquidity and Capital Markets

Liquidity

As of March 27, 2025, we had $3.2 billion of liquidity, which consists of cash and cash equivalents of approximately $359.2 million, unsettled ATM forward equity of $694.4 million, and $2.1 billion of availability under our $4.25 billion unsecured revolving credit facility, net of $1.5 billion of borrowings on the revolving credit facility, including £687.0 million denominated in Sterling and €551.0 million in Euro, and after deducting $625.8 million in borrowings under our commercial paper programs, including €382.0 million denominated in Euro.

Revolving Credit Facility Recast

Following this offering, we intend to amend and restate or otherwise replace the credit agreement governing our revolving credit facility to, among other things, increase our aggregate borrowing capacity of unsecured, multicurrency borrowings to up to $5.35 billion, to extend the maturity, and to separate our existing credit facility into revolving credit facilities available to be drawn by us, as borrower (collectively, the “RI Facility”), and separate credit facilities available to be drawn by our open-end, perpetual life private capital vehicle, Realty Income U.S. Core Plus Fund, LP (the “Fund”), as borrower (collectively, the “Fund Facility” and together with the RI Facility, the “New Facilities”). The RI Facility is expected to permit Realty Income to borrow up to $4.0 billion in unsecured, multicurrency borrowings (with a $1.0 billion expansion option, which is subject to obtaining lender commitments and other customary conditions), of which $2.0 billion is expected to mature two years following the date in which the RI Facility is executed and the remaining $2.0 billion is expected to mature four years following the date in which the RI Facility is executed, in each case, subject to certain extensions. The Fund Facility is expected to consist of a $1.0 billion unsecured revolving credit facility and a $350.0 million delayed draw, unsecured term loan. The revolving credit facility under the Fund Facility is expected to initially mature four years following the date on which the Fund Facility is executed and the $350.0 million delayed draw term loan under the Fund Facility is expected to mature three years following the date on which the Fund Facility is executed, in each case, subject to certain extensions. The Fund’s borrowings under the Fund Facility are expected initially to be guaranteed by us, which guaranty is expected to be released prior to or upon the Fund admitting third-party investors.

The execution of the New Facilities is subject to continued negotiation and numerous uncertainties. Accordingly, we can provide no assurances that either of the New Facilities will be executed on the terms described herein or on the timetable contemplated hereby, or at all.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. When used herein, the words “estimated,” “anticipated,” “expect,” “believe,” “intend,” “continue,” “should,” “may,” “likely,” “plans,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements include discussions of our business and portfolio growth strategies and intentions to acquire or dispose of properties (including geographies, timing, partners, clients and terms); re-leases, re-development and speculative development of properties and expenditures related thereto; future operations and results; the announcement of operating results, strategy, plans, and the intentions of management; statements made regarding our share repurchase program; settlement of shares of common stock sold pursuant to forward sale confirmations under our at-the-market program; dividends, including the amount, timing and payments of dividends; and trends in our business, including trends in the market for long-term leases of freestanding, single-client properties.

Forward-looking statements are subject to risks, uncertainties, and assumptions about Realty Income Corporation which may cause our actual future results to differ materially from expected results. Some of the factors that could cause actual results to differ materially are, among others, our continued qualification as a real estate investment trust; general domestic and foreign business, economic, or financial conditions; competition; fluctuating interest and currency rates; inflation and its impact on our clients and us; access to debt and equity capital markets and other sources of funding (including the terms and partners of such funding); continued volatility and uncertainty in the credit markets and broader financial markets; other risks inherent in the real estate business including our clients’ solvency, client defaults under leases, increased client bankruptcies, potential liability relating to environmental matters, illiquidity of real estate investments, and potential damages from natural disasters; impairments in the value of our real estate assets; changes in domestic and foreign income tax laws and rates; property ownership through co-investment ventures, funds, joint ventures, partnerships and other arrangements which may transfer or limit our control of the underlying investments; epidemics or pandemics including measures taken to limit their spread, the impacts on us, our business, our clients, and the economy generally; the loss of key personnel; the outcome of any legal proceedings to which we are a party or which may occur in the future; acts of terrorism and war; and the anticipated benefits from mergers and acquisitions; and those additional risks and factors discussed in our reports filed with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on forward-looking statements. Those forward-looking statements are not guarantees of future plans and performance and speak only as of the date of this report. Actual plans and results may differ materially from what is expressed or forecasted in this report and expectations and forecasts made in the forward-looking statements discussed in this report may not materialize. We do not undertake any obligation to update forward-looking statements or to publicly release the results of any forward-looking statements that may be made to reflect events or circumstances after the date these statements were made or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2025	REALTY INCOME CORPORATION

	By:	/s/ Bianca Martinez
Bianca Martinez
Senior Vice President, Associate General Counsel and Assistant Secretary